Exhibit 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the incorporation by reference in this Amendment 2 to the registration statement on Form S-3 (File No. 33-44819) of our report dated
February 1, 1996, on our audits on the financial statements of Bangor Hydro-Electric Company (the Company), which report appears in the Company's 1995 Form 10-K.

         We  also  consent  to the  reference  to our  firm  under  the  caption
"Experts".


                                            COOPERS & LYBRAND L.L.P.




Boston, Massachusetts
January 10, 1997


                                      II-5

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